Exhibit 10.3

CONFIDENTIAL

THIRD AMENDMENT TO

TECHNOLOGY TRANSFER AND SUPPLY AGREEMENT

between

HOSPIRA WORLDWIDE, INC.

and

THERAVANCE BIOPHARMA IRELAND LIMITED

This Third Amendment to the Technology Transfer and Supply Agreement (“3rd Amendment”) is made and effective as of April 14, 2016 (“Amendment Effective Date”), by and between Hospira Worldwide, Inc., (“Hospira”), and Theravance Biopharma Ireland Limited, the successor in interest to Theravance Biopharma Antibiotics, Inc. (“Theravance”) each herein referred to individually as a “Party” and collectively as the “Parties.”  Capitalized terms used in this 3rd Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined herein).

RECITALS

WHEREAS, by virtue of a Consent to Assignment dated October 25, 2013 and effective June 2, 2014, and pursuant to another Assignment dated June 10, 2015 Hospira and Theravance are Parties to that certain Technology Transfer and Supply Agreement dated as of May 22, 2012 (the “Agreement”); and

WHEREAS, by a first amendment dated as of May 16, 2013 (“1st Amendment”) the Parties included under the terms of the Agreement a second presentation of the VIBATIV® pharmaceutical product (“Product”); and

WHEREAS, by second amendment dated as of October 17, 2014 (“2nd Amendment”) the Parties expanded the definition of the Territory and described the conditions by which Hospira would support Theravance’s regulatory submissions for the Product therein; and

WHEREAS, for the sake of clarity, the Parties now desire further to amend the definition of the Territory in which Theravance, or its designated distributors, will file applications for Regulatory Approvals, and import, sell and use the Products in the Territory under the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this 3rd Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that the Agreement shall be further amended as follows:

Amendment

1)                         Section 1.31.  Section 1.31, as amended by the 2nd Amendment, defining the term “Territory” is hereby replaced in its entirety with the following new definition:

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“1.31      “Territory” means:  (i) the United States of America; (ii) Canada; (iii) the European Union (“EU 28”) and any other countries that are later admitted to the European Union by acceding to the treaties of the European Union; (iv) Russia, Georgia and the Commonwealth of Independent States; (v) Arabic-speaking countries of North Africa and the Middle East; and (vi) all other countries of the world where Theravance elects, by itself or through designated Third Parties, to import, market, promote, sell and use the Products.  A more detailed list of such countries and Theravance’s designated Third Party distributors is set forth on Exhibit 1.31.”

2)                         Theravance shall have the right to expand its marketing, distribution and sales of the Products in countries outside of the Territory without further amending the Agreement; provided, however, that with regard to any expanded Territory (including the expansion herein), the provisions of paragraphs 2), 3) and 4) of the 2nd Amendment, shall remain in full force and effect.

3)                         Exhibit 1.31.  A new Exhibit 1.31 is hereby added to the Agreement, in the form as attached hereto as Appendix A.

4)                         Technical & Quality Agreement.  Separate from this 3rd Amendment, the Parties are revising the Technical & Quality Agreement.  When the revision is agreed and executed by authorized quality representatives of the Parties, such revisions shall become part of the Technical & Quality Agreement, the terms and conditions of which shall be incorporated into the terms of the Agreement, as amended by the 1st, the 2nd, and 3rd Amendments.

Miscellaneous

5)                         Except as expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect, and enforceable in accordance with its terms.  Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Agreement. The terms and conditions of this 3rd Amendment are hereby incorporated into and made a part of the Agreement.

6)                         This 3rd Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.  The parties may sign and deliver this 3rd Amendment by facsimile or sent by electronic mail in portable document format (PDF) and a reproduction of this 3rd Amendment made by facsimile or PDF will have the same effect as a signed and delivered original version.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, the parties intending to be bound by the terms and conditions hereof have caused this 3rd Amendment to be signed by their duly authorised representatives as of the date first above written.

HOSPIRA WORLDWIDE, INC.		THERAVANCE BIOPHARMA IRELAND LIMITED

By:	/s/ Kevin Orfan	By:	/s/ Ann Brady
	(Signature)		(Signature)

Name:	Kevin Orfan	Name:	Ann Brady

Title:	Vice President One 2 One Contract Manufacturing Services	Title:	President, TBIL

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APPENDIX A

EXHIBIT 1.31

Description of Territory and Distributors

Dosage	Product Code	Pack Code	Market
[***]	[***]	[***]	[***]
		[***]	[***]
	[***]	[***]	[***]
		[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
		[***]	[***]

Territory (Market) List

Theravance:        United States

Pendopharm/Pharmascience:        Canada

R-Pharm:                                        Russia, Georgia and the Commonwealth of Independent States (including Ukraine, [***])

Clinigen:                                            •  EU 28

•  the following non-European Union countries: Switzerland and Norway

•  the following EU candidate countries: Iceland, Montenegro, Serbia, Macedonia Turkey, Albania, Bosnia and Herzegovina, Kosovo

•  the following additional European countries: Andorra, Liechtenstein, Monaco, San Marino, and Vatican City

Megapharm:       Israel [***]

Hikma:                                                     [***]

SciClone:                                          China, the Hong Kong Special Administrative Region, the Macau Special Administrative Region, Taiwan and Vietnam

[***]:     India

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